[GRAPHIC OMITTED]
                                                          FILED:    APR 25, 2000
                                                          ENTERED:  APR 25, 2000

MICHAEL S. KOGAN, State Bar No. 128500
DANIEL A. LEV, State Bar No. 129622
YALE K. KIM, State Bar No. 188895
ARTER & HADDEN LLP
725 S. Figueroa Street
Suite 3400
Los Angeles, California 90017-5434
Telephone:           (213) 430--3000
Facsimile:           (213) 617--9255

Attorneys for Howard M.
Ehrenberg, Chapter 7 Trustee


                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA
                                   LOS ANGELES

In re                                )    Case No. LA 97-18300-TD
                                     )    Chapter 7
HARLYN PRODUCTS, INC.,               )
                                     )    ORDER RE MOTION TO APPROVE SALE OF
         Debtor                      )    PROPERTY OF THE ESTATE
                                     )
                                     )    Original Hearing
                                     )    ----------------
                                     )    Date:   April 12, 2000
                                     )    Time:   9:30 am
                                     )    Place:  Courtroom 1345
                                     )
                                     )    Continued Hearing
                                     )    -----------------
                                     )    Date:   April 13, 2000
                                     )    Time:   9:30 am
                                     )    Place:  Courtroom 1345

     On April 12. 2000, the Motion to Approve Sale of Property of the Estate (the "Motion"), filed by Howard M. Ehrenberg, the duly appointed, qualified, and acting Chapter 7 Trustee (the "Trustee") for the bankruptcy estate of the debtor Harlyn Products, Inc. the "Debtor", came on for its regularly scheduled hearing before the Honorable Thomas Donovan, United States Bankruptcy Judge, presiding. Thereafter, the Court continued the hearing on the Motion to April 13, 2000. All

                                       1
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appearances as noted on the record.

     Based on the Notice of Motion and Motion, the memorandum of points and authorities and declaration filed in support thereof, the documents and pleadings on file hereIn, all judicially noticeable facts, and after finding that notice of the Motion was proper under the circumstances, and after further finding that the proposed sale is in the best interests of the estate, and for good cause appearing therefor,

    IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

     1. The Motion is granted and approved.

     2. The sale of the estate's interest in the corporate shell or the corporate power and existence of the Debtor, including its authorized but unissued common capital stock (collectively, the "Property"), by the Trustee to the successful overbidder Jack Amin (the "Buyer"), is approved for the total purchase price of $100,000.00 (the "Purchase Price") pursuant to the terms and conditions of the arrangement described in the Purchase or Exchange Agreement dated February 4, 2000 (the "Agreement") attached as Exhibit "A" to the Declaration of Howard M. Ehrenberg filed in support of the Motion. The Buyer has paid the Purchase Price to the Trustee.

     3. The Trustee is hereby authorized and directed to take any and all actions necessary or appropriate to consummate he sale or arrangement described in the Agreement in accordance with the terms and conditions set forth in the Agreement including, without limitation, the following: (1) to amend the Debtor's articles of incorporation (the "Articles") (i) to change the Debtor's name, (ii) to cancel or delete all preferred shares

                                       2
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authorized  by the  Debtor's  current  Articles,  (iii) to change the  corporate purpose from the jewelry business to any lawful activity recognized under California law, (iv) to change the current par value of $0.10 per share of the Debtor's common capital shares to $0.OOl per share, and (v) to authorize and implement a one hundred-for-one 100-for-1 reverse-split of the common capital shares of the Debtor currently issued and outstanding; (2) after filing the Certificate of Amendment and Restatement of Articles of Incorporation of Harlyn Products, Inc. which is attached hereto as Exhibit "A", with the California Secretary of State, (vi) to cancel all preferred shares of stock currently issued and outstanding, if any, (vii) to issue to the Buyer a total of one million (1,000,000) post-split common capital shares, and (viii) to obtain and furnish to Buyer a Certificate of Good Standing of the Debtor with the California Secretary of State.

     4. In accordance with the terms and conditions set forth in the Agreement, the Trustee is hereby further authorized and directed to take any and all actions necessary or appropriate to issue the 1,000,000 post-split common capital share certificates without restrictions on their transferability imposed by any contract, by the Securities Act of 1933, as amended, or by any comparable state securities laws. When issued by the Trustee pursuant to this Order, the shares shall he deemed fully paid and non-assessable.

     5. The Buyer is a good faith purchaser entitled to the protections afforded a purchaser pursuant to 11 U.S.C. Section 363(m)

     6. The estate's interest in the Property is sold "as is" "where is" with no representations or warranties whatsoever as to the condition, fitness for use, sale or repair, or otherwise.

     7. The estate's interest in the Property shall be sold free and clear of all encumbrances, security interests, and liens with any such encumbrances, security interests and liens to attach to the proceeds of the sale in the same priority as under applicable law.

     8. The terms of the Agreement for the sale of the Property to the Buyer are fair as contemplated under either Sections 3(a) (7) and/or (a) (10) of the Securities Act of 1933 which is specifically found at 15 U.S.C. Sections 77c(a)(7) and (a)(10). As such, the 1,000,000 post-split common shares issued by the Trustee to the Buyer are exempt from registration with the Securities and Exchange Commission and shall be freely transferable without restriction.

     9. For purposes of the transfer of title, the Court divests title to the Property from the Debtor and vests title in the Trustee.

     10. For purposes of the transfer of title, the vesting of title pursuant to this Order has the full force and effect of a transfer properly executed under applicable law.

     11. The Trustee is authorized to take any and all actions necessary to consummate the sale to the Buyer.

     12. The Court expressly reserves jurisdiction to resolve any and all disputes over the terms of the Agreement and over any transaction or event referenced or contemplated by the


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Agreement

DATED:  APR 25, 2000                       Thomas B. Donovan
                                           ------------------------------
                                           Honorable Thomas Donovan
                                           United States Bankruptcy Judge

                            PROOF OF SERVICE BY MAIL
                            ------------------------

     I, Donia Kirmsse, declare as follows:

     I am employed in the County of Los Angeles, State of California; I am over the age of 18 years and am not a party to the within action or proceeding. I am employed by the law firm of Arter & Hadden LLP, located at 725 S. Figueroa Street, Suite 3400, Facsimile: (213) 617-9255. I am readily familiar with Arter & Hadden LLP's business practice for collection and processing of correspondence for mailing with the United States Postal Service and am aware that envelopes placed for collection and mailing within the firm of Arter & Hadden LLP will be deposited within the United States Postal Service on the same day for first class mailing in the ordinary course of business. On April 24, 2000, I served the within ORDER RE MOTION TO APPROVE SALE OF PROPERTY OF THE ESTATE on the interested parties in said action, by placing a true and correct copy thereof in a sealed envelope with postage thereon fully prepaid, in the United States mail at Los Angeles, California as follows:



                            SEE ATTACHED SERVICE LIST

     I declare that I am employed in the office of a member of the bar of the court at whose direction the service was made. 1 declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Executed on April   , 2000, at Los Angeles, California.

                                   ---------------------------------------------
                                   Donia Kirmsse

                                  SERVICE LIST
                                  ------------






Office of the U.S. Trustee
221 North Figueroa St., Suite 8O0
Los Angeles, CA 90012

Debtor
Harlyn Products, Inc.
1515 South Main Street
Los Angeles, CA 90015

Debtor's Counsel
Jeffrey N. Pomerantz, Esq.
Pachulski, Stang, Zieh] & Young, P.C.
10100 Santa Monica Blvd   #1100
Los Angeles, CA 90067

Chapter 7 Trustee
Howard M. Ehrenberg, Esq.
Sulmeyer, Kupetz, Baumann & Rothman
300 S. Grand Ave., 14th Flr.
Los Angeles, CA  90071

Interested Party
Mr. Jack Amin
369 South Doheny Dr., Suite 326
Beverly Hil1s, CA 90211

                           NOTE TO USERS OF THIS FORM
Physically attach this form as the last page of the proposed Order or Judgement.
                 Do not file this form as a separate document.


In re:                                     CHAPTER  7
HARLYN PRODUCTS, INC.            Debtor    CASE NUMBER:  LA 97-18300-TD


                     NOTICE OF ENTRY OF JUDGEMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:

1. You are hereby notified, pursuant to Local Bankruptcy Rule 9021-1(1)(a)(v), that a judgement or order entitled:

     ORDER RE MOTION TO APPROVE SALE OF PROPERTY OF THE ESTATE

     was entered on Apr 25, 2000


2. I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date):

    APR 25, 2000


                                          JON D. CERETTO
                                          Clerk of the Bankruptcy Court


                                        By  /s/
                                          -----------------------------
                                           Deputy Clerk